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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K


                  CURRENT REPORT UNDER SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (date of earliest event reported):   December 31, 1999
                        Commission File Number: 0-25386


                               FX ENERGY, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                  NEVADA                              87-0504461
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     (State or other jurisdiction of                (IRS Employer
      incorporation or organization)             Identification No.)


           3006 HIGHLAND DRIVE
                SUITE 206
           SALT LAKE CITY, UTAH                         84106
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     (Address of Principal Executive                  (Zip Code)
                 Offices)

              Registrant's Telephone Number, including Area Code:
                               (801) 486-5555
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                                    N/A
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     (Former name, former address, and formal fiscal year, if changed since last report)


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

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                             ITEM 5.  OTHER EVENTS
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      FX ENERGY, INC. announced December 31, 1999, that pressure and flow testing has begun on the Wilga 2, an exploration well located in the northwest section of FX Energy's Lublin concession in Poland. The well, designed to test several Carboniferous intervals, was drilled to a depth of 2,800 meters and logged and cased. The well flowed gas and condensate from the initial test zone at a depth of 2,568-2,606 meters. Current plans call for flow tests of up to four additional zones, all of which had gas shows during drilling operations.

      FX Energy owns a 45% interest in the Wilga 2 well and in additional wells that may be drilled on this structure if the Wilga 2 well is commercial.

     FX Energy explores for oil and gas in Poland where it has exploration rights in five project areas: Lublin, Carpathian, Pomeranian, Warsaw West and Baltic.


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                                   SIGNATURES
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      Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated:  January 3, 2000                         FX ENERGY, INC.



                                                By: /S/ Scott J. Duncan,
                                                    Vice-President